VANGUARD
GROWTH AND INCOME
PORTFOLIO


Semiannual Report - June 30, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

           We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

           But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

           They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]                              [PHOTO]
John C. Bogle                        John J. Brennan
Senior Chairman                      Chairman & CEO


CONTENTS

A MESSAGE TO OUR SHAREHOLDERS .................     1

THE MARKETS IN PERSPECTIVE ....................     4

REPORT FROM THE ADVISER .......................     6

PORTFOLIO PROFILE .............................     8

PERFORMANCE SUMMARY ...........................    10

FINANCIAL STATEMENTS ..........................    11


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

           The U.S. financial markets had a spectacular, though at times bumpy, ascent during the six months ended June 30, 1998, the first half of Vanguard Growth and Income Portfolio's fiscal year. The portfolio's return of +18.1% during the period was lavish both by historical standards and in comparison with the returns of both our average competing fund and the broad stock market.

           The adjacent table presents the six-month total return (capital change plus reinvested dividends) for the portfolio and its two performance benchmarks--the average value fund (as calculated by Lipper Analytical Services) and the Standard & Poor's 500 Composite Stock Price Index. The portfolio's return is based on an increase in net asset value from $26.19 per share on December 31, 1997, to $30.21 per share on June 30, 1998, with the latter figure adjusted for dividends of $0.16 per share paid from net investment income and a distribution of $0.54 per share paid from net realized capital gains.

-------------------------------------------------------------
                                           TOTAL RETURNS
                                         SIX MONTHS ENDED
                                           JUNE 30, 1998
-------------------------------------------------------------
Vanguard Growth and
   Income Portfolio                           +18.1%
-------------------------------------------------------------
Average Value Fund                            +12.6%
-------------------------------------------------------------
S&P 500 Index                                 +17.7%
-------------------------------------------------------------

THE PERIOD IN REVIEW

The robust economic growth of the past few years--sustained by remarkably benign inflation, declining interest rates, and strong consumer spending--showed few signs of abating during the six months ended June 30. Stock prices wobbled at times--the S&P 500 Index dropped -1.9% on April 27 alone--but the index advanced in every month except May. Large-capitalization growth stocks blazed the path:
The large-cap-dominated S&P 500 Index gained +17.7%, more than triple the +4.9% return of the small-cap Russell 2000 Index. The S&P 500 Index's growth component earned +23.1% during the half-year, nearly double the +12.1% return of its value component.

           Bond investors also enjoyed solid returns. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, earned +3.9%. Long-term bonds, which benefited more than other bonds from declining interest rates, did even better: The Lehman Long Corporate AA or Better Bond Index rose +5.2%. Yields on long-term U.S. Treasury bonds declined on balance during the half-year by about 30 basis points (0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.63%, down from 5.92% on December 31, 1997, while rates on 3-month T-bills declined by 36 basis points, from 5.35% to 4.99%. The rate decline stemmed from quiescent inflation--consumer prices were up just 1.1% during the period--and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States.

           The Growth and Income Portfolio's +18.1% return was a remarkable 5.5 percentage points above the +12.6% earned by the average value fund and 0.4 percentage points above the formidable standard of the S&P 500 Index. As you know, the portfolio strives through a computer-driven stock-selection process to beat the returns achieved by the S&P 500 while maintaining a risk posture that is similar to that of the Index. Our adviser's method led to especially strong stock selections in the financial-services, auto & transportation, and technology sectors.

           Compared with our peers, we benefited from a greater concentration in large-cap stocks. A heavier weighting in two growth sectors--technology and health care--helped us significantly in the market climate that prevailed during the period. Furthermore, our policy of staying fully invested was helpful versus our competitors, most of whom hold modest cash reserves, which serve as a drag on performance in a sharply rising stock market. An additional boost versus our peers came from the portfolio's lower operating costs. The portfolio's expense ratio (an annualized 0.39% during the period) is 0.81 percentage point below the expenses charged by the average competing fund.

IN SUMMARY

The stunning returns from financial markets during the first half of Growth and Income Portfolio's fiscal year marked a continuation of the long-term bull market for stocks and bonds that began nearly 16 years ago. For perspective, it may be useful to consider that the portfolio's return for the last six months was well in excess of the average annual return of 11% for U.S. stocks over the past seven decades.

           Clearly, such superb returns will not continue indefinitely. There will be bumps along the road from time to time. History teaches that to reap the rewards of financial markets, investors must endure risks that can be considerable. We believe that investors with balanced holdings of stocks, bonds, and cash reserves consistent with their personal financial objectives and circumstances should be able to "stay the course" toward those objectives. The quantitatively managed Growth and Income Portfolio has demonstrated for more than eleven years now that it can be an important piece of such a personal portfolio. We look forward to reporting to you on our full year's results six months from now.


/s/ JOHN C. BOGLE                  /s/ JOHN J. BRENNAN

John C. Bogle                      John J. Brennan
Senior Chairman                    Chairman and
                                   Chief Executive Officer

July 8, 1998


   POSTSCRIPT:
   We extend a welcome to shareholders of Vanguard/Trustees' Equity Fund-U.S. Portfolio, which will be reorganized into the Growth and Income Portfolio, effective August 13, 1998, on a tax-free basis. This reorganization, which was approved at a special meeting of shareholders of the U.S. Portfolio on July 31, will add approximately $200 million in assets to the Growth and Income Portfolio but will have no significant impact on its operations.

   August 3, 1998

Notice to Shareholders

At a special meeting on May 1, 1998, shareholders of Vanguard Growth and Income Portfolio overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the portfolio pays annually by approximately $217,000 at current asset levels. Approved by 97.73% of the shares voted, as follows:

--------------------------------------------
   FOR              AGAINST          ABSTAIN
--------------------------------------------
54,134,746          428,454          828,361
--------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Growth and Income Portfolio to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your portfolio's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 95.26% of the shares voted, as follows:

---------------------------------------------
   FOR              AGAINST          ABSTAIN
---------------------------------------------
52,765,643         1,418,711        1,207,207
---------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 94.27% of the shares voted, as follows:

---------------------------------------------
    FOR             AGAINST          ABSTAIN
---------------------------------------------
52,219,759         1,819,193        1,352,608
---------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

-----------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED JUNE 30, 1998
                                           ----------------------------------
                                           6 MONTHS      1 YEAR      5 YEARS*
-----------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             17.7%        30.2%        23.1%
   Russell 2000 Index                         4.9         16.5         16.0
   MSCI EAFE Index                           16.1          6.4         10.3
-----------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                3.9%        10.5%         6.9%
   Lehman 10-Year Municipal Bond Index        2.6          8.5          6.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                2.6          5.3          4.9
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.1%         1.7%         2.5%
-----------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

           A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

           Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

           Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

           Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

           Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

           Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

           In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

           Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

REPORT FROM THE ADVISER

We are pleased to report on our investment results for the six months ended June 30, 1998. Vanguard Growth and Income Portfolio's total return exceeded that of the unmanaged S&P 500 Index by 0.4 percentage point and outdistanced the return of the average value (growth and income) fund by 5.5 percentage points. Our return of 18.1% through the first half of 1998 placed the portfolio in the top 10% of Morningstar's growth-and-income fund group, ranking us 67th out of 672 funds. Long-term comparisons with our peer funds are even more favorable, as shown in the table at right.

--------------------------------------------
RANK OF VANGUARD GROWTH AND INCOME PORTFOLIO
       AMONG GROWTH AND INCOME FUNDS:
         PERIODS ENDED JUNE 30, 1998
--------------------------------------------
Last 10 years                 8th out of 137
Last 5 years                 10th out of 278
Last 3 years                 13th out of 445
Last 12 months               15th out of 621
Year to date                 67th out of 672
--------------------------------------------

Source: Morningstar, Inc.

           The superior performance of large-capitalization stocks continued during the half-year and was especially evident in the second quarter. The Russell 1000 Index, comprising the 1,000 largest stocks as measured by market capitalization, earned about 7 percentage points more during the second quarter than the Russell 2000 Index, which consists of the next-largest 2,000 stocks. The 25 largest stocks in the S&P 500 Index earned about 4 percentage points more as a group than the entire Index did. Most actively managed portfolios have trouble matching the S&P 500 Index when its largest components are driving its performance. Actively managed funds typically perform better against the Index when the largest stocks are laggards, not leaders.

           Our analytical approach to building the portfolio provided us with a margin of superiority over the Index. We were happy to outperform this tough benchmark during a period when large stocks dominated the market, since this is the very situation that should make it harder for us to exceed the S&P 500's return.

           We build and maintain our portfolio by making a series of analytical measurements on a large universe of securities. In attempting to identify undervalued stocks, we use three basic types of measures:

     - Fundamental momentum measures. These yardsticks are employed to identify companies whose current and near-term business prospects are relatively strong.

     - Relative value measures. These quantify the attractiveness of a stock's price in relation to both its own history and such financial measures as book value, sales, or earnings.

     - Future cash flow. These analytical measures identify likely favorable payoffs in terms of future earnings and dividends for an investment made today.

           Vanguard Growth and Income Portfolio uses these measures of value in developing investment strategies. We believe that applying a variety of yardsticks to security selection will help us to deliver consistent results. The long-term performance comparisons shown in the table above lend credence to our view. The momentum-based measures did a good job of predicting performance during the first half of 1998, though our value-based measures did not. Such patterns occur from time to time and are not out of the ordinary.

           Allow us to reiterate a point we try to make in every shareholder letter: We are long-term investors. We do not expect to be near the top of a list of equity funds for every short-term period of comparison. We are, of course, happy when this is the case; however, our goal is to be at the top of these lists over the long term. Our investors should have a long-range perspective and a desire for exposure to the stock market. We expect to be fully invested in equities as a matter of investment policy. Our goal is to provide superior equity returns over extended periods.

           Our outlook is positive. We have demonstrated our ability to outperform most active managers in a period that has been difficult for active management. In periods when active managers outperform an indexing approach, we believe that we will outperform to a meaningful degree both our peers and indexing alternatives.

           We believe that our past success illustrates the effectiveness of the Franklin game plan, which is to seek to win while avoiding periods of major underperformance versus our index benchmark. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance, and that it will continue to make Vanguard Growth and Income Portfolio an attractive option for equity investors.

John Nagorniak
Franklin Portfolio Associates

July 7, 1998

INVESTMENT PHILOSOPHY

The portfolio reflects a belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.

PORTFOLIO PROFILE
Growth and Income Portfolio

This Profile provides a snapshot of the portfolio's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------------
                               GROWTH AND INCOME          S&P 500
------------------------------------------------------------------
Number of Stocks                       125                   500
Median Market Cap                   $33.5B                $50.0B
Price/Earnings Ratio                 21.8x                 24.8x
Price/Book Ratio                      3.8x                  4.5x
Yield                                 1.2%                  1.4%
Return on Equity                     18.8%                 21.6%
Earnings Growth Rate                 16.9%                 16.4%
Foreign Holdings                      1.8%                  1.7%
Turnover Rate                         44%*                    --
Expense Ratio                       0.39%*                    --
Cash Reserves                         1.8%                    --

*Annualized.

INVESTMENT FOCUS
---------------------------------
[GRAPH]


VOLATILITY MEASURES
--------------------------------------------------------------
                                GROWTH AND INCOME      S&P 500
--------------------------------------------------------------
R-Squared                             0.96              1.00
Beta                                  1.05              1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Merck & Co., Inc.                                  3.3%
American International Group, Inc.                 2.9
AT&T Corp.                                         2.9
NationsBank Corp.                                  2.7
Ford Motor Co.                                     2.7
Tyco International Ltd.                            2.7
AirTouch Communications, Inc.                      2.6
Morgan Stanley Dean Witter & Co.                   2.4
Dayton Hudson Corp.                                2.4
Lucent Technologies, Inc.                          2.3
-------------------------------------------------------
Top Ten                                           26.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------
                                        JUNE 30, 1997                      JUNE 30, 1998
                                      ----------------------------------------------------------
                                      GROWTH AND INCOME         GROWTH AND INCOME        S&P 500
                                      ----------------------------------------------------------
Auto & Transportation                        2.5%                      3.7%                3.3%
Consumer Discretionary                      14.6                      13.7                10.2
Consumer Staples                             5.8                       5.1                10.7
Financial Services                          19.7                      23.3                18.5
Health Care                                 12.6                      10.1                12.1
Integrated Oils                              6.3                       4.3                 6.5
Other Energy                                 3.4                       1.6                 1.0
Materials & Processing                       6.3                       6.0                 5.2
Producer Durables                            4.4                       5.4                 3.5
Technology                                  12.9                       9.2                13.0
Utilities                                    7.8                      12.4                10.3
Other                                        3.7                       5.2                 5.7
------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the portfolio. Note, too, that both share price and return can fluctuate widely, so an investment in the portfolio could lose money.

GROWTH AND INCOME PORTFOLIO
TOTAL INVESTMENT RETURNS: DECEMBER 10, 1986-JUNE 30, 1998
-------------------------------------------------------
            GROWTH AND INCOME PORTFOLIO         S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------
1986        -3.1%       0.0%        -3.1%        -3.3%
1987         1.8        2.2          4.0          5.3
1988        13.1        3.7         16.8         16.6
1989        27.6        4.4         32.0         31.7
1990        -5.7        3.3         -2.4         -3.1
1991        26.4        3.9         30.3         30.5
1992         4.2        2.8          7.0          7.6
1993        11.4        2.4         13.8         10.1
1994        -3.1        2.5         -0.6          1.3
1995        33.1        2.8         35.9         37.6
1996        20.9        2.2         23.1         23.0
1997        33.5        2.1         35.6         33.4
1998*       17.5        0.6         18.1         17.7
-------------------------------------------------------

*Six months ended June 30, 1998.

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------------------------------------
                                     INCEPTION                                           10 YEARS
                                       DATE         1 YEAR      5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------
Growth and Income Portfolio         12/10/1986      34.58%      22.91%        15.77%        2.97%      18.74%
--------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

           At the end of the Statement of Net Assets, you will find a table displaying the composition of the portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the portfolio were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------
                                                           MARKET
GROWTH AND                                                 VALUE*
INCOME PORTFOLIO                           SHARES           (000)
-----------------------------------------------------------------
COMMON STOCKS (96.3%)(1)
-----------------------------------------------------------------
AUTO & TRANSPORTATION (3.5%)
-  AMR Corp.                              235,600        $ 19,614
   Dana Corp.                             183,400           9,812
-  FDX Corp.                               77,100           4,838
   Ford Motor Co.                       1,858,500         109,651
                                                         --------
                                                          143,915
                                                         --------
CONSUMER DISCRETIONARY (13.2%)
-  Abercrombie & Fitch Co.                306,418          13,482
-  AccuStaff, Inc.                        105,500           3,297
   Black & Decker Corp.                    40,000           2,440
-  Costco Cos., Inc.                      251,400          15,854
   Dayton Hudson Corp.                  1,974,000          95,739
   Deluxe Corp.                           485,500          17,387
   The Walt Disney Co.                    437,400          45,954
-  Fruit of the Loom, Inc.                 95,000           3,153
   Gannett Co., Inc.                      465,100          33,051
   Home Depot, Inc.                       931,600          77,381
   IKON Office Solutions, Inc.            977,900          14,241
   Knight Ridder                          316,000          17,400
   Newell Co.                             581,500          28,966
   Rubbermaid, Inc.                       381,900          12,674
-  Ryan's Family Steak
     Houses, Inc.                         256,200           2,626
   Tribune Co.                            266,500          18,339
   VF Corp.                                29,200           1,504
-  Viacom Inc. Class B                    421,000          24,523
   Wal-Mart Stores, Inc.                1,389,700          84,424
   Whirlpool Corp.                        318,400          21,890
                                                         --------
                                                          534,325
                                                         --------
CONSUMER STAPLES (5.0%)
   Albertson's, Inc.                      850,400          44,061
   The Coca-Cola Co.                      161,300          13,791
   Adolph Coors Co. Class B               146,900           4,995
   Dole Food Co.                          172,300           8,561
   Interstate Bakeries Corp.              159,200           5,283
   Philip Morris Cos., Inc.               567,300          22,337
   Procter & Gamble Co.                   229,868          20,932
   The Quaker Oats Co.                  1,008,700          55,415
   SuperValu Inc.                         538,900          23,914
   Universal Corp.                         47,900           1,790
                                                         --------
                                                          201,079
                                                         --------
FINANCIAL SERVICES (22.4%)
   H.F. Ahmanson & Co.                    384,100          27,271
   Allstate Corp.                         720,800          65,998
   American International
    Group, Inc.                           800,175         116,826
   Associates First Capital
     Corp.                                487,084          37,445
   Automatic Data
    Processing, Inc.                      273,300          19,917
   Banc One Corp.                       1,251,800          69,866
   BankAmerica Corp.                      878,200          75,909
   Bankers Trust Corp.                     39,900           4,631
   Conseco Inc.                           647,100          30,252
   Dow Jones & Co., Inc.                  130,000           7,248
   The Dun & Bradstreet Corp.           1,544,700          55,802
   Freddie Mac                            963,800          45,359
   Fannie Mae                             207,200          12,587
   First Union Corp.                      256,100          14,918
   General Re Corp.                        96,200          24,387
   Marsh & McLennan Cos., Inc.            135,000           8,159
   Morgan Stanley Dean
    Witter & Co.                        1,071,855          97,941
   NationsBank Corp.                    1,452,600         111,124
   Norwest Corp.                          210,500           7,867
   Travelers Group Inc.                 1,263,700          76,612
                                                         --------
                                                          910,119
                                                         --------

-----------------------------------------------------------------
                                                           MARKET
GROWTH AND                                                 VALUE*
INCOME PORTFOLIO                           SHARES           (000)
-----------------------------------------------------------------
HEALTH CARE (9.7%)
   Abbott Laboratories                    384,680        $ 15,724
   American Home Products Corp.           448,600          23,215
-  Beverly Enterprises, Inc.              323,600           4,470
   Cardinal Health, Inc.                  810,700          76,003
-  Genentech, Inc. Special
    Common Stock                           87,400           5,932
   Guidant Corp.                          151,800          10,825
-  HEALTHSOUTH Corp.                    1,053,000          28,102
   Johnson & Johnson                      538,800          39,736
   Merck & Co., Inc.                      992,600         132,760
-  PharMerica, Inc.                       147,305           1,777
   United Healthcare Corp.                889,400          56,477
                                                         --------
                                                          395,021
                                                         --------
INTEGRATED OILS (4.1%)
   Amoco Corp.                            190,800           7,942
   Ashland, Inc.                          312,900          16,153
   Chevron Corp.                          296,400          24,620
   Coastal Corp.                          332,100          23,185
   Exxon Corp.                            700,200          49,933
   Mobil Corp.                            193,200          14,804
   Pennzoil Co.                           321,300          16,266
   Sun Co., Inc.                          377,600          14,656
                                                         --------
                                                          167,559
                                                         --------
OTHER ENERGY (1.6%)
   Baker Hughes, Inc.                     222,500           7,690
   Helmerich & Payne, Inc.                107,900           2,401
   Schlumberger Ltd.                      773,400          52,833
                                                         --------
                                                           62,924
                                                         --------
MATERIALS & PROCESSING (5.8%)
   Archer-Daniels-Midland Co.           2,925,264          56,677
   Avery Dennison Corp.                   346,300          18,614
   Barrick Gold Corp.                     689,000          13,220
   Crown Cork & Seal Co., Inc.            631,900          30,015
   Dow Chemical Co.                       611,400          59,115
   Fluor Corp.                            275,500          14,051
   The BFGoodrich Co.                     141,400           7,017
   The Mead Corp.                         243,700           7,737
   Nucor Corp.                            352,500          16,215
   Union Camp Corp.                       208,700          10,357
                                                         --------
                                                          233,018
                                                         --------
PRODUCER DURABLES (5.2%)
   Caterpillar, Inc.                    1,060,500          56,074
   Centex Corp.                           788,600          29,770
   Dover Corp.                            576,000          19,728
   Ingersoll-Rand Co.                     484,950          21,368
   Lockheed Martin Corp.                  447,000          47,326
   Parker Hannifin Corp.                  302,400          11,529
   Raychem Corp.                          274,600           8,118
   Thomas & Betts Corp.                   346,400          17,060
                                                         --------
                                                          210,973
                                                         --------
TECHNOLOGY (8.9%)
-  Apple Computer, Inc.                 1,695,900          48,651
   Compaq Computer Corp.                1,249,900          35,466
   Computer Sciences Corp.                  9,000             576
-  EMC Corp.                              577,200          25,866
   General Dynamics Corp.                 390,400          18,154
   Intel Corp.                            184,900          13,706
   Lucent Technologies, Inc.            1,134,562          94,381
-  Microsoft Corp.                        652,600          70,725
   Motorola, Inc.                         329,300          17,309
-  Oracle Corp.                           971,250          23,856
-  Tech Data Corp.                        296,800          12,725
                                                         --------
                                                          361,415
                                                         --------
UTILITIES (11.9%)
   AT&T Corp.                           2,044,200         116,775
-  AirTouch Communications,
     Inc.                               1,781,400         104,101
   American Electric Power
    Co., Inc.                             155,800           7,069
   Baltimore Gas & Electric Co.            40,800           1,267
   Bell Atlantic Corp.                  1,239,800          56,566
   BellSouth Corp.                        269,300          18,077
   DTE Energy Co.                         746,900          30,156
   FPL Group, Inc.                        402,700          25,370
   Houston Industries, Inc.             1,145,100          35,355
   PP&L Resources Inc.                    327,300           7,426
   Public Service Enterprise
    Group, Inc.                           998,900          34,400
   Southern Co.                           495,500          13,719
-  Tele-Communications, Inc.
    Class A                               443,800          17,059
-  WorldCom, Inc.                         361,900          17,530
                                                         --------
                                                          484,870
                                                         --------
OTHER (5.0%)
   Cooper Industries, Inc.                468,700          25,749
   Harris Corp.                            84,300           3,767
   McDermott International, Inc.          158,400           5,455
   Tenneco, Inc.                          253,700           9,656
-  Thermo Electron Corp.                1,486,500          50,820
   Tyco International Ltd.              1,724,200         108,625
                                                         --------
                                                          204,072
                                                         --------
-----------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $3,077,990)                                    3,909,290
-----------------------------------------------------------------
-----------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
-----------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.0%)
-----------------------------------------------------------------
U.S. TREASURY BILL
(2) 5.109%, 9/17/1998                  $    2,900           2,869
REPURCHASE AGREEMENT
Collateralized by U.S.
   Government
   Obligations in a Pooled
   Cash Account
   5.67%, 7/1/1998                        120,645         120,645
-----------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $123,513)                                        123,514
-----------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
   (COST $3,201,503)                                    4,032,804
-----------------------------------------------------------------

-----------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
-----------------------------------------------------------------
Other Assets--Note C                                   $   71,376
Liabilities                                               (44,167)
                                                       ----------
                                                           27,209
-----------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------
Applicable to 134,402,320 outstanding
   $.001 par value shares
   (unlimited authorization)                           $4,060,013
=================================================================

NET ASSET VALUE PER SHARE                                  $30.21
=================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

(1) The combined market value of common stocks and index futures contracts represents 98.2% of net assets. See
    Note E in Notes to Financial Statements.

(2) Security segregated as initial margin for open futures contracts.

 AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                          AMOUNT              PER
                                           (000)            SHARE
-----------------------------------------------------------------
 Paid in Capital                      $3,113,973          $23.17
 Undistributed Net
   Investment Income                         148              --
 Accumulated Net
   Realized Gains                        112,508             .84
 Unrealized Appreciation--Note E
   Investment Securities                 831,301            6.18
   Futures Contracts                       2,083             .02
-----------------------------------------------------------------
 NET ASSETS                           $4,060,013           $30.21
=================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the portfolio during the reporting period, and details the operating expenses charged to the portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the portfolio invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------
                                                                  GROWTH AND INCOME PORTFOLIO
                                                               SIX MONTHS ENDED JUNE 30, 1998
                                                                                        (000)
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                        $ 22,971
    Interest                                                                            3,695
                                                                                     --------
        Total Income                                                                   26,666
                                                                                     --------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                       1,811
        Performance Adjustment                                                             --
    The Vanguard Group--Note C
        Management and Administrative                                                   3,601
        Marketing and Distribution                                                        381
    Taxes (other than income taxes)                                                       109
    Custodian Fees                                                                          7
    Auditing Fees                                                                           4
    Shareholders' Reports                                                                  34
    Annual Meeting and Proxy Costs                                                         10
    Trustees' Fees and Expenses                                                             3
                                                                                     --------
        Total Expenses                                                                  5,960
        Expenses Paid Indirectly--Note C                                                 (137)
                                                                                     --------
        Net Expenses                                                                    5,823
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  20,843
---------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                        106,095
    Futures Contracts                                                                   7,955
---------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                     114,050
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                             334,818
    Futures Contracts                                                                   1,496
---------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                      336,314
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $471,207
=============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------------------------
                                                                                             GROWTH AND INCOME PORTFOLIO
                                                                                       ---------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       JUN. 30, 1998       DEC. 31, 1997
                                                                                               (000)               (000)
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                              $     20,843         $     29,457
    Realized Net Gain                                                                       114,050              227,268
    Change in Unrealized Appreciation (Depreciation)                                        336,314              234,178
                                                                                       ---------------------------------
        Net Increase in Net Assets Resulting from Operations                                471,207              490,903
                                                                                       ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                   (20,782)             (29,804)
    Realized Capital Gain                                                                   (52,786)            (226,698)
                                                                                       ---------------------------------
        Total Distributions                                                                 (73,568)            (256,502)
                                                                                       ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                1,737,757              825,200
    Issued in Lieu of Cash Distributions                                                     70,087              245,739
    Redeemed                                                                               (287,279)            (448,946)
                                                                                       ---------------------------------
        Net Increase from Capital Share Transactions                                      1,520,565              621,993
------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                        1,918,204              856,394
------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                   2,141,809            1,285,415
                                                                                       ---------------------------------
    End of Period                                                                        $4,060,013           $2,141,809
========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   60,378               31,457
    Issued in Lieu of Cash Distributions                                                      2,384                9,936
    Redeemed                                                                                (10,148)             (17,430)
                                                                                       ---------------------------------
        Net Increase in Shares Outstanding                                                   52,614               23,963
========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the portfolio's total return; how much it costs to operate the portfolio; and the extent to which the portfolio tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      GROWTH AND INCOME PORTFOLIO
                                                                                        YEAR ENDED DECEMBER 31,
                                                                      -------------------------------------------------------------
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED
THROUGHOUT EACH PERIOD                               JUNE 30, 1998       1997         1996         1995         1994         1993
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $26.19      $22.23       $19.95       $15.56       $16.45       $16.30
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .16         .41          .41          .41          .40          .40
    Net Realized and Unrealized Gain (Loss)
        on Investments                                        4.56        7.15         4.09         5.14         (.50)        1.83
                                                            -----------------------------------------------------------------------
        Total from Investment Operations                      4.72        7.56         4.50         5.55         (.10)        2.23
                                                            -----------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.16)       (.42)        (.40)        (.42)        (.39)        (.39)
    Distributions from Realized Capital Gains                 (.54)      (3.18)       (1.82)        (.74)        (.40)       (1.69)
                                                            -----------------------------------------------------------------------
        Total Distributions                                   (.70)      (3.60)       (2.22)       (1.16)        (.79)       (2.08)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $30.21      $26.19       $22.23       $19.95       $15.56       $16.45
===================================================================================================================================

TOTAL RETURN                                                18.11%      35.59%       23.06%       35.93%       -0.61%       13.83%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                    $4,060      $2,142       $1,285         $909         $596         $531
    Ratio of Total Expenses to
        Average Net Assets                                  0.39%*       0.36%        0.38%        0.47%        0.48%        0.50%
    Ratio of Net Investment Income to
        Average Net Assets                                  1.35%*       1.74%        1.97%        2.25%        2.50%        2.22%
    Portfolio Turnover Rate                                   44%*         66%          75%          59%          71%          85%
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

           1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

           2. FEDERAL INCOME TAXES: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

           3. REPURCHASE AGREEMENTS: The portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

           4. FUTURES CONTRACTS: The portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

           Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

           5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

           6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Franklin Portfolio Associates provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the S&P 500 Index. For the six months ended June 30, 1998, the advisory fee represented an effective annual basic rate of 0.12% of the portfolio's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the Board of Trustees. At June 30, 1998, the portfolio had contributed capital of $728,000 to Vanguard (included in Other Assets), representing 1.0% of Vanguard's capitalization. The portfolio's Trustees and officers are also Directors and officers of Vanguard.

           Vanguard has asked the portfolio's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio's administrative expenses. For the six months ended June 30, 1998, directed brokerage arrangements reduced the portfolio's expenses by $137,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended June 30, 1998, the portfolio purchased $2,058,232,000 of investment securities and sold $649,909,000 of investment securities, other than U.S. government securities and temporary cash investments.

E. At June 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $831,301,000, consisting of unrealized gains of $892,039,000 on securities that had risen in value since their purchase and $60,738,000 in unrealized losses on securities that had fallen in value since their purchase.

           At June 30, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized appreciation were:

----------------------------------------------------------------------------------------------
                                                                           (000)
                                                             ---------------------------------
                                                             AGGREGATE
                                       NUMBER OF             SETTLEMENT            UNREALIZED
FUTURES CONTRACTS                   LONG CONTRACTS             VALUE              APPRECIATION
----------------------------------------------------------------------------------------------
S&P 500 Index                             270                  $77,153                $2,083
----------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS


R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL
       COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE
            RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE
                       TRADEMARKS OF WILSHIRE ASSOCIATES.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II


MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q932-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.




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FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

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and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.